Reconciliations To Recorded Provision for Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Effective Income Tax Rate Reconciliation, Amount [Abstract]
Provision at statutory rate	$ 462	$ 402	$ 467
Increases (decreases) in taxes resulting from:
Income not subject to U.S. federal tax	(462)	(402)	(467)
State income taxes	11	17	11
Foreign operations - net	18	13	31
Provision (benefit) for income taxes	$ 29	$ 30	$ 42